Exhibit 32.1
CERTIFICATION
     The undersigned, Mark N. Schwartz, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The accompanying Annual Report on Form 10-KSB for the period ended June 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2007	/s/ Mark N. Schwartz
Chief Executive Officer